Other Income	12 Months Ended
Dec. 31, 2015
Other Income [Abstract]
OTHER INCOME
NOTE 19: OTHER INCOME
As of each of December 31, 2015, 2014 and 2013, other income amounted to $41, $280 and $4,787, respectively.
Following the default of their charterer in June 2013, the original charters of two MR2 product tankers, were terminated. Pursuant to the rehabilitation plan of the defaulted charterer, Navios Acquisition would be paid, partly in cash and partly in shares, for a loss claim that was agreed by the competent court in December 2013. The Company had a right to receive shares (issued in 2014) and therefore, recorded a derivative of $3,446 which was valued using the publicly available trading data on the settlement date. The derivative would be marked-to-market until the shares are received. The long-term notes receivable for cash of $1,177 was discounted using a discount rate that was determined based on the terms of the rehabilitation plan and managements' estimates. The total amount of $4,623 was recognized in the consolidated statements of operations under “Other Income” since the loss claim was accepted by the court and the acceptance was irrevocable.